United States Securities and Exchange Commission
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2007

               (Date of earliest event reported: January 8, 2007)

                          BESTNET COMMUNICATIONS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  001-15482                    86-1006416
 ---------------------------        ----------               ------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)              Identification No.)

                      2850 Thornhills Ave., S.E., Suite 104
                              Grand Rapids, Michigan                49546
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (616) 977-9933
                         -----------------------------
                        (Registrant's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated or the context otherwise requires, all references below in this report on Form 8-K/A to "we," "us" and the "Company" are to BestNet Communications Corp., a Nevada corporation.

Cautionary Note Regarding Forward-looking Statements and Risk Factors

The Registrant's Form 10-KSB, any Form 10-QSB or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements which reflect the Registrant's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project," and similar expressions identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; any statements of belief; any statements regarding the validity of our intellectual property and patent protection; and any statements of assumptions underlying any of the foregoing. Such "forward-looking statements" are subject to risks and uncertainties set forth from time to time in the Registrant's SEC reports and include, among others, the Risk Factors described below.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant's views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Explanatory Note

As previously reported, on January 8, 2007, BestNet Communications Corp., a Nevada corporation (the "Seller") entered into an Asset Purchase Agreement with Interactive Media Technologies, Inc., a Florida corporation (the "Buyer"), to sell most of the assets, including the goodwill, of our Telephone Business. The purchase price for purchased assets and assumed liabilities is $60,000 payable as follows: (i) $30,000 payable upon the execution of the Asset Purchase Agreement; and (ii) $30,000 payable upon the Closing Date of February 15, 2007. On the closing date, the Buyer also agrees to reimburse the Seller for all expenses paid by the Seller after January 31, 2007 (the "Switchover Date") through the Closing Date which relate to liabilities associated with the business that were incurred by the Seller after the Switchover Date.

On January 12, 2006, we filed a Current Report on Form 8-K (the "8-K Report") to report this transaction. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the 8-K Report in order to provide the pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

                          BESTNET COMMUNICATIONS CORP.
                    INDEX TO UNAUDITED PRO FORMA INFORMATION

                                                                            Page
                                                                            ----
Pro Forma Condensed Consolidated Financial Statements -
Basis of Presentation (Unaudited)                                            F-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet
as of August 31, 2006                                                        F-3

Unaudited Pro Forma Condensed Consolidated Statement of
Operations for the year ended August 31, 2006                                F-4

Unaudited Pro Forma Condensed Consolidated Statement of
Operations for the year ended August 31, 2005                                F-5

Notes and Management's Assumptions to the Pro Forma Condensed
Consolidated Financial Information (Unaudited)                               F-6

                           BESTNET COMMUNICATIONS CORP.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION
                                   (Unaudited)



The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006, and the unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2006, are based on the historical financial statements of the Registrant.

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006, is presented as if the disposition of the Company's Telephone Segment and receipt of the proceeds by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred in its entirety on August 31, 2006.

The unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2006, are presented as if the disposition of the Telephone Segment and receipt of the proceeds by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred on September 1, 2004. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Registrant's Annual Report on Form 10-KSB for the fiscal years ended August 31, 2006 and August 31, 2005.

Preparation of the pro forma information is based on assumptions considered appropriate by the Registrant's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on September 1, 2004 for the pro forma condensed consolidated statements of operations and on August 31, 2006 for the pro forma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.




                                        BESTNET COMMUNICATIONS CORP.
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                            AS OF AUGUST 31, 2006


                                                                             Pro Forma
                                                            Historical      Adjustments         Pro Forma
                                                           ------------    ------------        ------------

                  Assets

Cash and cash equivalents ..............................   $    365,494    $    117,750 (A)    $    483,244
Accounts receivable, net ...............................         55,381         (55,381)(A)            --
Notes receivable - related parties .....................         16,564            --                16,564
Prepaid expenses and other current assets ..............         24,576         (14,164)(B)          10,412
                                                           ------------    ------------        ------------
Total current assets ...................................        462,015          48,205             510,220
                                                           ------------    ------------        ------------


Property and equipment, net ............................        114,614         (97,898)(B)          16,716
Deposits and other assets ..............................         82,326         (77,713)(A)           4,613
Investment in joint venture ............................         10,000            --                10,000
                                                           ------------    ------------        ------------

Total Assets ...........................................   $    668,955    $   (127,406)       $    541,549
                                                           ============    ============        ============


   Liabilities and Stockholders' Deficit

Current Liabilities:

Convertible notes payable, net .........................   $    521,639    $       --          $    521,639
Convertible notes payable - related party ..............        280,450            --               280,450
Obligation to TEDCO ....................................         30,373            --                30,373
Note payable ...........................................        100,000            --               100,000
Accounts payable and other accrued expenses ............        283,371         (65,813)(A)         217,558
Accrued interest payable ...............................         45,419            --                45,419
Deferred revenue .......................................          9,531          (9,531)(A)            --
                                                           ------------    ------------        ------------
   Total current liabilities ...........................      1,270,783         (75,344)          1,195,439
                                                           ------------    ------------        ------------


Stockholders' deficit:

  Preferred stock, par value $.001 per share; 10,000,000
     shares authorized; 443,162 shares issued
     and outstanding ...................................            443            --                   443
  Common stock, par value $.001 per share; 100,000,000
     shares authorized; 90,102,953 shares issued;
     60,259,793 shares outstanding .....................         60,260            --                60,260
Additional paid-in capital .............................     41,599,814            --            41,599,814
Accumulated deficit ....................................    (42,262,345)        (52,062)(C)     (42,314,407)
                                                           ------------    ------------        ------------

Total stockholders' deficit ............................       (601,828)        (52,062)           (653,890)
                                                           ------------    ------------        ------------

Total liabilities and stockholders' deficit ............   $    668,955    $   (127,406)       $    541,549
                                                           ============    ============        ============


        See accompanying notes to unaudited pro forma condensed consolidated financial information.

                                                    F-3




                                       BESTNET COMMUNICATIONS CORP.
                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED AUGUST 31, 2006



                                                                            Pro Forma
                                                            Historical      Adjustments       Pro Forma
                                                           ------------     ------------     ------------
Revenue ..............................................     $  1,174,073     $ (1,174,073)(D) $       --
Cost of revenue ......................................          720,403         (720,403)(D)         --
                                                           ------------     ------------     ------------

Gross Margin .........................................          453,670         (453,670)            --

General and administrative expense ...................        1,055,082         (557,777)(D)      497,305
Research and development expense .....................        5,305,146             --          5,305,146
Depreciation and amortization ........................          134,298         (134,055)(D)          243
                                                           ------------     ------------     ------------

Total operating expenses .............................        6,494,526         (691,832)       5,802,694
                                                           ------------     ------------     ------------

Loss from operations .................................       (6,040,856)         238,162       (5,802,694)
                                                           ------------     ------------     ------------

Other income (expense):
Interest income ......................................           13,700             --             13,700
Interest and finance charges .........................          (53,271)              30 (D)      (53,241)
Other expense ........................................           (5,638)            --             (5,638)
                                                           ------------     ------------     ------------

Total other expense ..................................          (45,209)              30          (45,179)
                                                           ------------     ------------     ------------

Net loss .............................................     $ (6,086,065)    $    238,192     $ (5,847,873)
                                                           ============     ============     ============

Loss per common share, basic and diluted..............     $      (0.13)                     $      (0.12)
                                                           ============                      ============

Weighted average number of common shares
   outstanding, basic and diluted ....................       47,690,475             --         47,690,475
                                                           ============     ============     ============


       See accompanying notes to unaudited pro forma condensed consolidated financial information.

                                                    F-4




                                          BESTNET COMMUNICATIONS CORP.
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED AUGUST 31, 2005



                                                                                Pro Forma
                                                              Historical        Adjustments         Pro Forma
                                                             ------------       ------------       ------------
Revenue ..............................................       $  1,546,302       $ (1,546,302)(D)   $       --
Cost of revenue. .....................................            975,805           (975,805)(D)           --
                                                             ------------       ------------       ------------

Gross Margin .........................................            570,497           (570,497)              --

General and administrative expense ...................          1,146,626           (626,194)(D)        520,432
Research and development expense .....................               --                 --                 --
Depreciation and amortization ........................            176,940           (176,940)(D)           --
                                                             ------------       ------------       ------------

Total operating expenses .............................          1,323,566           (803,134)           520,432
                                                             ------------       ------------       ------------

Loss from operations .................................           (753,069)           232,637           (520,432)
                                                             ------------       ------------       ------------


Other income (expense):
Interest income ......................................                970               --                  970
Interest and finance charges .........................            (34,909)               545 (D)        (34,364)
Gain on relief of debt ...............................             20,362               --               20,362
Loss on disposal of property and equipment............             (1,663)              --               (1,663)
Other expense ........................................             (5,803)              --               (5,803)
                                                             ------------       ------------       ------------

Total other expense ..................................            (21,043)               545            (20,498)
                                                             ------------       ------------       ------------

Net loss .............................................       $   (774,112)      $    233,182       $   (540,930)
                                                             ============       ============       ============

Loss per common share, basic and diluted..............       $      (0.02)                         $      (0.01)
                                                             ============                          ============

Weighted average number of common shares
     outstanding, basic and diluted ..................         42,645,471               --           42,645,471
                                                             ============       ============       ============


           See accompanying notes to unaudited pro forma condensed consolidated financial information.

                                                       F-5

                          BESTNET COMMUNICATIONS CORP.
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
          TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)



The following is a description of the pro forma adjustments to the historical condensed consolidated financial statements:

(A) The increase in cash and cash equivalents represents (i) the proceeds from the sale of the Telephone Segment of $60,000 and (ii) the settlement of working capital including accounts receivable, vendor deposits, accounts payable and deferred revenue.

(B) Reflects the removal of assets and liabilities of the Telephone Segment as if the sale was consummated on August 31, 2006.

(C)  Retained   earnings  has  been  adjusted  for  an  estimated   decrease  of
     approximately $52,000 from the sale of the Telephone Segment as if the sale occurred on August 31, 2006.

(D) Reflects the removal of the results of operations of the Telephone Segment as if the sale was consummated on September 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation

                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President



                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer


                            Date: January 18, 2007